UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 25, 1998

                               OCWEN MORTGAGE LOAN
                 Asset Backed Certificates, Series 1998-1 Trust


New York (governing law of          333-44067-01   52-2094143
Pooling and Servicing Agreement)    (Commission    52-2094145
(State or other                     File Number)   52-2094147
jurisdiction                                       52-2094150
                                                   IRS EIN

        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



         (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On November 25, 1998 a distribution was made to holders of OCWEN MORTGAGE LOAN, Asset Backed Certificates, Series 1998-1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

                                 Monthly report distributed to holders of
             EX-99.1 Asset Backed Certificates, Series 1998-1 Trust, relating to the November 25, 1998 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                OCWEN MORTGAGE LOAN
                  Asset Backed Certificates, Series 1998-1 Trust

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri J. Sharps, Vice president
              By:   Sherri J. Sharps, Vice president
              Date: 12/02/98


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Asset Backed Certificates, Series 1998-1 Trust, relating to the
               November 25, 1998 distribution.